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                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of March, 2003, by and between Merrill Lynch Credit Corporation (the "Seller"), and CENDANT MORTGAGE CORPORATION (the "Company"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Seller has conveyed certain mortgage loans (the "Mortgage Loans") identified on Exhibit B to Merrill Lynch Mortgage Investors, Inc. (the "Depositor"), which in turn has conveyed the Mortgage Loans to Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"), pursuant to a trust agreement dated as of March 1, 2003 (the "Trust Agreement").

         WHEREAS, the Mortgage Loans are currently being serviced by the Company for the Seller pursuant to the Portfolio Servicing Agreement between the Seller and the Company as amended by Amendment Agreement No. 1 thereto (as amended, the "Servicing Agreement"), attached as Exhibit C.

         WHEREAS, the Seller desires that the Company continue to service the Mortgage Loans, and the Company has agreed to do so.

         WHEREAS, the Seller and the Company agree that the provisions of the Servicing Agreement, as amended hereby with respect to the Mortgage Loans, shall continue to apply to the Mortgage Loans, and shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Seller and the Company intend that the Depositor and the Trustee are each intended third party beneficiaries of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Company hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Company agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Termination of Company. The Trustee shall have the same rights as the Seller to enforce the obligations of the Company under the Servicing Agreement and the term "Owner" as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Trustee acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Trustee shall be entitled to terminate the rights and obligations of the

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Company under this Agreement upon the failure of the Company to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Trustee assume any of the obligations of the Seller under the Servicing Agreement except as provided in this Agreement or the Trust Agreement; and in connection with the performance of the Trustee's duties hereunder, the parties and other signatories hereto agree that the Trustee shall be entitled to all of the rights, protections and limitations of liability afforded to the Trustee under the Trust Agreement.

         4. Compliance with HOEPA. The Company is currently in compliance with the Home Ownership and Equity Protection Act ("HOEPA") and will continue to operate its business in compliance with HOEPA.

         5. No Representations. Neither the Company nor the Trustee shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those company representations and warranties of the Company made in the Servicing Agreement which are hereby restated as of the Closing Date) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

                  All notices required to be delivered to the Trustee under this Agreement shall also be delivered to the Trustee, with a copy to the Depositor, at the following address:

                  Wells Fargo Bank Minnesota, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Merrill Lynch Mortgage Investors Trust Series
                             MLCC 2003-B
                  Telephone:  (410) 884-2000
                  Telecopier: (410) 715-2380

                  All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Merrill Lynch Credit Corporation
                  4802 Deer Lake Drive East
                  Jacksonville, Florida 32246
                  Attention: Merrill Lynch Mortgage Investors Trust Series
                             MLCC 2003-B
                  Telephone: (904) 218-8663
                  Facsimile: (904) 218-8848

                  All notices required to be delivered to the Depositor hereunder shall be delivered to the Depositor at the following address:

                  Merrill Lynch Mortgage Investors, Inc.

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                  250 Vesey Street
                  4 World Financial Center, 10th Floor
                  New York, New York, 10080
                  Attention: Merrill Lynch Mortgage Investors Trust Series
                             MLCC 2003-B
                  Telephone: (212) 449-0357
                  Facsimile: (212) 449-9015

                  All notices required to be delivered to the Company hereunder shall be delivered to the Company at the following address:

                  Cendant Mortgage Corporation
                  3000 Leadenhall Road
                  Mt. Laurel, New Jersey 08054
                  Attn:    Robert E. Groody
                           Chief Operating Officer
                  Telephone: (856) 917-6822
                  Facsimile: (856) 917-6910

         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

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         Executed as of the day and year first above written.

                                      MERRILL LYNCH CREDIT CORPORATION,
                                         as Seller

                                      By:____________________________________
                                         Name:  Kathy Ciaffa
                                         Title: Vice President

                                      CENDANT MORTGAGE CORPORATION,
                                         as Company

                                      By:____________________________________
                                         Name:  Richard Bradfield
                                         Title: Vice President

ACKNOWLEDGED BY:

MERRILL LYNCH MORTGAGE INVESTORS, INC.,
    as Depositor

By:___________________________________
    Name:  Matthew Whalen
    Title: President

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
  as Trustee

By:___________________________________
    Name:  Stacey Wainwright
    Title: Assistant Vice President

                    Cendant Reconstituted Servicing Agreement

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                                    EXHIBIT A

                    Modifications to the Servicing Agreement

1. Unless otherwise specified herein, for purposes of this Agreement, any provisions of the Servicing Agreement, including definitions, relating to (i) representations and warranties of the Owner and (ii) the sale and purchase of the Mortgage Loans shall be disregarded.

2. For reporting purposes, a Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

3. A new definition of "Adverse REMIC Event" is hereby added to Article I to read as follows:

                  Adverse REMIC Event: shall have the meaning set forth in
                  Section 10.01(f) of the Trust Agreement.

4. The definition of "Custodial Funds Account" is hereby amended to entitle such account as "Wells Fargo Bank Minnesota, National Association, in trust for the registered holders of Merrill Lynch Mortgage Investors Trust Series MLCC 2003-B Certificates." The following sentence is added to the end of such definition: "The Custodial Funds Account shall be an Eligible Account."

5. A new definition of "Custodial Agreement" is hereby added to Article I to read as follows:

                  Custodial Agreement shall have the meaning set forth in the Trust Agreement.

6. A new definition of "Custodian" is hereby added to Article I to read as follows:

                  Custodian means Wells Fargo Bank Minnesota, National Association, any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

7.       The definitions "Due Period" and "Eligible Account" are hereby added to
         Article I and each shall have the meaning set forth in the Trust Agreement.

8. The definition of "Escrow Account" in Article I is hereby amended to entitle such an account as "Wells Fargo Bank Minnesota, National Association in trust for the registered holders of Merrill Lynch Mortgage Investors Trust Series MLCC 2003-B Certificates." The following sentence is hereby added to the end of such definition: "The Escrow Account shall be an Eligible Account."

9. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

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                  Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans, which Mortgage Loan Schedule is attached as Exhibit B to this Agreement.

10. A new definition of "Opinion of Counsel" is hereby added to Article I to read as follows:

                  Opinion of Counsel A written opinion of counsel, who may be an employee of the Company, that is reasonably acceptable to the Trustee and the Depositor provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee and the Depositor, who (i) is in fact independent of the Seller, the Company and the Depositor of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company or the Depositor of the Mortgage Loans or in an affiliate of any such entity and (iii) is not connected with the Seller, the Company or the Depositor of the Mortgage Loans as an officer, employee, director or person performing similar functions.

11. A new definition of "REMIC Provisions" is hereby added to Article I to read as follows:

                  REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

12. The definition of "REO Property" in Article I is hereby amended by replacing the word "Owner" with "Trustee on behalf of the Trust Fund".

14. Section 2.01(d) is hereby amended by replacing the word "Owner's" with "Depositor's" and by deleting the second and third sentence.

15. Section 2.01(e) is hereby amended by replacing the word "Owner" with "Trustee and/or the Depositor."

16. Section 2.01(f) is hereby amended by replacing the word "Owner" with "Seller."

17. Section 2.01(i) is hereby amended by replacing "Owner" with "Custodian" in the first sentence.

18.      Section 2.01 (l) is hereby deleted.

19.      Section 2.01(m) is hereby added to read as follows:

                  (m) the Company shall not, unless default by the related Mortgagor has occurred or is, in the reasonable judgment of the Company, imminent, knowingly permit any modification, waiver or amendment of any material term of any Mortgage Loan (including but not limited to the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan or the collateral therefor) unless the Company shall have provided to the Depositor and the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event.

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20.      Section 2.02(a) is amended by adding the following:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the Trust Fund may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document prepared by the Company or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
                  Section 860G(a)(8) of the Code; or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes."

21.      Section 2.03 is hereby deleted.

22. Section 2.04 is hereby amended by replacing the word "Owner" with "Depositor and/or Trustee."

23. Section 2.05(a) is hereby amended by deleting the second sentence thereof.

24.      Section 2.08 is hereby replaced with the following:

                           Company Not to Resign. The Company shall neither
                  assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Company shall be fully liable for such tasks as if the Company performed them itself) nor sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Depositor, which consent shall be granted or withheld in the reasonable discretion of such

                                      A-3

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                  parties, provided, however, that (i) the Company may assign its rights and obligations hereunder without prior written consent of the Trustee and the Depositor to any entity that is directly owned or controlled by the Company, and the Company guarantees the performance of such entity hereunder (ii) the Company is no longer permitted to act as Company under applicable law as evidenced by an opinion of counsel or (iii) upon a sale of its servicing rights with respect to the Mortgage Loans with the prior written consent of the Seller. In the case of item (i) above, the Company shall provide the Trustee and the Depositor with a written statement guaranteeing the successor entity's performance of the Company's obligations under the Agreement.

25. Section 2.11 is hereby amended by deleting the third sentence and replacing the word "Owner" with "Seller" in the last sentence.

26.      Section 2.12 is hereby deleted.

27.      Section 4.16 is hereby added:

                  Compliance With Representations and Warranties. Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in this Article IV which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Company selected by the Depositor with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 13.01.

28.      Section 5.02 is hereby deleted.

29.      Section 6.01 is hereby deleted.

30.      Section 6.02 is hereby amended to read as follows:

                           (1) On each Portfolio Remittance Date prior to 1:00
                  p.m. New York City time, the Company shall remit to the Trustee (a) all amounts credited to the Custodial Funds Account as of the close of business on the last day of the related Due Period (including (1) the amount of any Principal Prepayment, together with interest thereon at the related Net Mortgage Rate to the end of the month in which prepayment of the related Mortgage Loan occurs, provided that such interest may not be greater that the servicing compensation payable to the Company in the applicable month, and (2) all proceeds of any REO Disposition net of amounts payable to the Company), net of charges against or withdrawals from the Custodial Funds Account in accordance with Article VII, which charges against or withdrawals from the Custodial Funds Account the Company shall make solely on such Portfolio Remittance Date, plus (b) all Monthly Advances, if any, which the Company is obligated to remit; provided that the Company shall not be required to remit, until the next following Portfolio Remittance Date, any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period.

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                           (2) All remittances required to be made to the
                  Trustee shall be made to the following wire account or to such other account as may be specified by the Trustee from time to time:

                  Wells Fargo Bank, National Association
                  San Francisco, California
                  ABA#: 121 000 248
                  Account Name: FAS Clearing
                  Account No.: 3970771416
                  For further credit to: 18094800, MLCC 2003-B

31. Section 6.03(a) is hereby amended by adding the following new sentence to such section:

                           In lieu of making all or a portion of such Monthly
                  Advance from its own funds, the Company may cause to be made an appropriate entry in its records relating to the Custodial Funds Account that any amount held in the Custodial Funds Account on account of Monthly Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Date has been used by the Company in discharge of its obligation to make any such Monthly Advance and transfer such funds from the Custodial Funds Account to the Trustee. Any such Monthly Payments so used to make Monthly Advances shall be replaced by the Company by deposit in the Custodial Funds Account on or before any future Portfolio Remittance Date if funds in the Custodial Funds Account on such Portfolio Remittance Date shall be less than payments to the Trust Fund required to be made on such Portfolio Remittance Date.

32. Section 6.04 is hereby amended by replacing the word "Owner" with "Trustee" except in the proviso of the last sentence and by replacing the first paragraph of such section with the following:

                           Not later than the 15th calendar day of each month
                  (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Company shall furnish to the Trustee (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto relating to the period ending on the first day of the current calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media mutually agreed upon by the Trustee and the Company.

33. Section 7.01 is amended by revising the Servicing Fee with respect to each Mortgage to mean 0.25% per annum.

34.      Sections 7.02, 7.03 and 9.01 are hereby deleted.

35.      The parties hereto acknowledge that the remedies set forth in Section
         10.01 may be exercised by either the Depositor or the Trustee on behalf of the Trust Fund.

36. Section 10.01 is hereby modified to delete paragraph (ix) and the second paragraph of such section.

37.      Section 10.02 is hereby deleted.

38. A new Section 11.03 (Officer's Certificate) is hereby added to read as follows:

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                           Officer's Certificate. By February 28th of each year,
                  or at any other time upon thirty (30) days written request, an officer of the Company shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Company or any officer to whom that officer reports, to the Trustee and Depositor for the benefit of such parties and their respective officers, directors and affiliates.

39.      Section 12.01 is hereby deleted.

40. Section 12.02 is amended by replacing all references to "Owner" to "Trustee, Trust Fund and Depositor."

41.      Section 13.01 is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Company's
                  responsibilities and duties under this Agreement (a) the Trustee shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of the Trust Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. If the Trustee shall succeed to and assume the Company's responsibilities, rights, duties and obligations under this Agreement, such succession shall not be effective prior to 90 days after the Trustee's knowledge that the Company shall be terminated hereunder. The Company shall not be removed hereunder prior to the effectiveness of the assumption of its responsibilities, rights, duties and obligations by the successor thereto. Any successor to the Company that is not at that time a Company of other Mortgage Loans for the Trust Fund shall be subject to the approval of the Depositor, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Trustee or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Article IV and the remedies available to the Trustee under Article VIII, it being understood and agreed that the provisions of Article XII, Setion 8.01, 10.02, 15.02,
                  15.04 and 15.16. shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Depositor, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Company, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Company and the Depositor an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Article IV and
                  (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section
                  12.01 shall not affect any claims that the Depositor or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                           The Company shall deliver within ten (10) Business
                  Days to the successor Company the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                           Upon a successor's acceptance of appointment as such,
                  the Company shall notify the Trustee and Depositor of such appointment in accordance with the notice procedures set forth herein.

42.      A new Section 13.02 is hereby added to read as follows:

                  Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Depositor and the Trustee as if they were parties to this Agreement, and the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Depositor (if direction by the Depositor is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Depositor and the Trustee hereunder (other

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

                  than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

43.      A new Section 13.03 is hereby added to read as follows:

                  Request for Release. When requesting a release of documents from the Custodian, the Company shall use the form attached hereto as Exhibit E.

                                    EXHIBIT B

                             Mortgage Loan Schedule

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT C

                               Servicing Agreement

                See Exhibit 99.3 and Exhibit 99.4, filed herewith

                                   EXHIBIT D-1

                  STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

DETAIL RECORD

The detail record for external output files #0312 - #1252 (noninclusive) is as follows:

POSITION          FIELD NAME      PICTURE     DESCRIPTION
0001-0001         REC ID          X(01)       This field equals D.

0002-0013         LOAN NUMBER     X(12)       This field equals the LOAN-NO from
                                              report S-50Y. The number is right-
                                              justified and left blank-filled.

0014-0014         LOAN NUMBER     X(01)       This field equals the check
                  CHK DGT                     digit associated with the ALLTEL
                                              loan number. Spaces are moved to
                                              this field if no check digit
                                              exists for the loan.

0015-0019         INTEREST        99V9(03)    This field equals the interest
                  RATE                        rate note (rate) that applies to
                                              the scheduled payment that is
                                              included on this tape.

0020-0024         PENDING RATE    99V9(03)    This field equals the interest
                                              that applies to the loan the next
                                              time the interest rate is changed
                                              for the loan. This is equal to
                                              INTEREST RATE (above) if the new
                                              interest rate has not been
                                              determined.

0025-0036         SCHED P&I       9(10)V99    This field equals the scheduled
                  PMT                         principal and interest payment on
                                              report S-50Y for the cutoff being
                                              processed.

0037-0037         FILLER          X(01)       This field equals spaces.

0038-0048         SCHEDULED       S9(09)      This field equals the SCHED PRIN
                  PRINCIPAL       V99         on report S-50Y.

0049-0060         GROSS           9(10)V99    This field

                                     D-1-1

                  INTEREST                    equals the (Beginning Scheduled
                                              Principal Balance * Note Rate) /
                                              12. The fields used to make this
                                              calculation are sent from report
                                              S-50Y for processing the cutoff.

0061-0072         CURTAILMENT     S9(10)V99   This field equals CURTAILMENT from
                  COLL                        report S-50Y for processing the
                                              cutoff.

0073-0084         CURTAILMENT     S9(10)V99   This field equals the field labeled
                  ADJ                         ADJ following the CURTAILMENT field
                                              on report S-50Y for  processing the
                                              cutoff.

0085-0096         PIF             9(10)V99    This field equals the beginning
                  PRINCIPAL                   scheduled principal balance on
                                              report S-50Y for the loan if the
                                              loan has been paid in full.

0097-0108         PIF INTEREST    9(10)V99    This field is the difference
                                              between the scheduled net interest
                                              and the interest collections for
                                              the loan on report S-50Y for
                                              processing the cutoff.

0109-0113         ARM INDEX       99V9(03)    This field is equal to the ARM
                                              INDEX that applies to the
                                              scheduled net interest payment.

0114-0118         PEND INDEX      99V9(03)    This field is equal to the ARM
                                              INDEX for the interest rate
                                              associated with the interest rate
                                              that is effective the next time
                                              the interest rate changes. This
                                              field is equal to the ARM INDEX
                                              above if the interest rate

                                     D-1-2

                                              above has not been determined.

0119-0130         ENDING SCHED    9(10)V99    This field is equal to the ENDING
                  BAL                         SCH BALANCE on report S-50Y for
                                              processing the cutoff.

0131-0140         INVESTOR        X(10)       This field is equal to INV LOAN NO
                  LOAN NUM                    from report S-50Y for processing
                                              the cutoff.

0141-0145         SERVICE FEE     S99         This field is equal to the S-FEE
                  RATE            V9(03)      from report S-50Y for processing
                                              the cutoff.

0146-0151         DUE DATE        9(06)       This field is equal to the DUE DT
                                              from report S-50Y for processing
                                              the cutoff. The date is in the
                                              format YYMMDD.

0152-0156         YIELD RATE      S99         This field is equal to the YIELD
                                  V9(03)      from report S-50Y for processing
                                              the cutoff.

0157-0169         BEGINNING       S9(11)      This field is equal to the BEGIN
                  BALANCE         V99         PRIN BAL from report S-50Y for
                                              processing the cutoff.

0170-0182         ENDING          S9(11)      This field is equal to the END
                  BALANCE         V99         PRIN BAL from report S-50Y for
                                              processing the cutoff.

0183-0195         BEGINNING       S9(11)      This field is equal to the BEG
                  SCHED BAL       V99         SCHED PRIN BAL from report S-50Y
                                              for processing the cutoff.

0196-0207         PRINCIPAL       S9(10)      This field is equal to the PRIN
                  COLLECTED       V99         COLL from report S-50Y for
                                              processing the cutoff.

0208-0219         SCHEDULED       S9(10)      This field is equal to the SCH NET
                  NET INT         V99         INT from report S-50Y for
                                              processing the cutoff.

                                     D-1-3

0220-0231         SCHEDULED       S9(10)      This field is equal to the BUYDOWN
                  BUYDOWN         V99         from report S-50Y for processing
                                              the cutoff.

0232-0243         SERVICE FEE     S9(10)      This field is equal to the SER-FEE
                  COLL            V99         COLL from report S-50Y for
                                              processing the cutoff.

0244-0255         REMITTANCE      S9(10)      This field equals the REMITTANCE
                  AMOUNT          V99         from report S-50Y for processing
                                              the cutoff.

                                     D-1-4

HEADER RECORD

The header record for external output files #0312 - #1252 (noninclusive) is as follows:

POSITION         FIELD NAME     PICTURE       DESCRIPTION
0001-0001         REC-ID         X(01)        This field equals H.

0002-0009         FILLER         X(08)        This field equals spaces.

0010-0015         TAPE-DATE      9(6)         This field equals the date the
                                              tape was created. Type the field
                                              in the format YYMMDD.

0016-0255         FILLER         X(240)       This field equals spaces.

                                     D-1-5

TRAILER RECORD

The trailer record for external output files #0312 - #1252 (noninclusive) is as follows:

POSITION           FIELD NAME   PICTURE         DESCRIPTION
0001-0001          REC ID        X(01)        This field equals T.

0002-0011          LOAN COUNT    9(10)        This field equals the total number
                                              of loans reported on the tape.

0012-0255          FILLER        X(244)       This field equals spaces.

                                     D-1-6

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
 OUR LOAN         INVESTOR     INVESTOR      MORTGAGOR    DUE      PAYT      PRINCIPAL    PRIN-INT                              LOAN
    NO.          BK. CAT TP     LOAN NO        NAME       DATE      NO.       BALANCE     CONSTANT       --DELINQUENCIES--      DESC
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL     INTEREST
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-1

                                    EXHIBIT E

                               REQUEST FOR RELEASE

To:      Wells Fargo Bank Minnesota,
         National Association
         1031 10th Avenue S.E.
         Minneapolis, Minnesota 55414
         (Attention: Merrill Lynch Mortgage Investors Trust Series MLCC 2003-B)

                  Re: Trust Agreement, dated as of March 1, 2003 by and between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee

         In connection with the administration of the pool of Mortgage Loans held by you as Trustee for the benefit of Certificateholders, we request the release of the (Trustee's Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

File/document to be sent to:
         [Company]
         [Address]
         [Attn:]
         [Telephone Number ____]

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

________ 1.       Mortgage Loan Paid in Full
                  ([Seller/Depositor] [Servicer], hereby certifies that all amounts received in connection therewith have been credited to the Custodial Account or the Distribution Account, as applicable.)

________ 2.       Mortgage Loan in Foreclosure

________ 3.       Mortgage Loan Repurchased or Substituted For
                  ([Seller/Depositor] [Servicer], hereby certifies that any applicable repurchase price or substitution shortfall amount has been credited to the Custodial Account or the Distribution
                  Account, as applicable.)

________ 4.       Mortgage Loan Liquidated
                  ([Seller/Depositor] [Servicer], hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Custodial Account or the Distribution Account, as applicable.)

________ 5.       Other (explain)_______________________________________

         If box 1, 2 or 3 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

         If box 4 or 5 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                          [SELLER/DEPOSITOR]
                                          [SERVICER]

                                          By:_______________________________
                                          Date:______________________________

Documents returned to Trustee:

___________________________,
as Trustee

By:________________________
Date:______________________

                                    EXHIBIT F

                                SEC CERTIFICATION

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Re:      Merrill Lynch Mortgage Investors Trust
         Series MLCC 2003-B

Reference is made to the Reconstituted Servicing Agreement, dated as of March 1, 2003 (the "Agreement"), by and between Merrill Lynch Credit Corporation, as Seller and Cendant Mortgage Corporation, as servicer (the "Company"). I, [identify the certifying individual], a [title] of the Company hereby certify to Wells Fargo Bank Minnesota, N.A. (the "Trustee") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor"), and their respective officers, directors and affiliates, that:

1. I have reviewed the information required to be delivered to the Trustee pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the information in the Annual Statement of Compliance, and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Trustee by the Company taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Statement of Compliance;

3. Based on my knowledge, the Servicing Information required to be provided to the Trustee by the Company under the Agreement has been provided to the Trustee;

4. I am responsible for reviewing the activities performed by the Company under the Agreement and based upon the review required under the Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Trustee by the Company, the Company has, as of the last day of the period covered by the Annual Statement of Compliance fulfilled its obligations under the Agreement; and

5. I have disclosed to the Trustee and the Depositor all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement.

                                         Name:  ____________________________
                                         Title: ____________________________
                                         Date:  ____________________________

                                      F-2